UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2016
____________________

LIMBACH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

____________________

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 – 35th Street, Pittsburgh, Pennsylvania 15201

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On July 20, 2016 (the “Closing Date”), the Registrant consummated the previously announced business combination (the “Business Combination”) pursuant to the Agreement and Plan of Merger, dated March 23, 2016 (as amended, the “Merger Agreement”), by and among 1347 Capital Corp. (“1347 Capital”), Limbach Holdings LLC (“Limbach Holdings”) and FdG HVAC LLC. In connection with the closing of the Business Combination (the “Closing”), the registrant changed its name from “1347 Capital Corp.” to “Limbach Holdings, Inc.” Unless the context otherwise requires, “we,” “us,” “our,” “Limbach” and the “Company” refer to the combined company and its subsidiaries, including Limbach Holdings and its subsidiaries. “1347 Capital” refers to the registrant prior to the Closing and “Limbach Holdings,” the “Limbach Holdings Business” or “Limbach Holdings before the Business Combination” refers to the Limbach Holdings business before it became a wholly-owned subsidiary of the Company upon the Closing Date.

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

In connection with the Closing, the Company entered into an amended and restated registration rights agreement, dated July 20, 2016, with the holders listed on the signature pages thereto (the “Registration Rights Agreement”). The Registration Rights Agreement is described in 1347 Capital’s definitive proxy statement/prospectus (as supplemented, the “Prospectus”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 16, 2016 pursuant to Rule 424(b) of the rules and regulations of the SEC under the Securities Act of 1933, as amended (the “Securities Act”), in the section entitled “Agreements Related to the Business Combination—Amended and Restated Registration Rights Agreement” beginning on page 96, which description is incorporated by reference herein. The description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and also incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the Closing, the Investment Management Trust Agreement, dated July 15, 2014, between 1347 Capital and Continental Stock Transfer & Trust Company was terminated.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth in the Introductory Note and Item 1.01 above, which is incorporated by reference herein. The material terms of the Merger Agreement are described in the Prospectus under the section entitled “The Merger Agreement” beginning on page 80, which is incorporated herein by reference. In the Business Combination, a wholly-owned subsidiary of 1347 Capital merged with and into Limbach Holdings, with Limbach Holdings surviving the merger as a wholly-owned subsidiary of 1347 Capital, which changed its name to Limbach Holdings, Inc.

The Business Combination was approved by 1347 Capital’s stockholders at the special meeting in lieu of the 2016 annual meeting of stockholders held on July 19, 2016 (the “Special Meeting”). At the Special Meeting, 5,565,752 shares of common stock of 1347 Capital were voted in favor of the proposal to approve the Business Combination, and 320,601 shares of common stock were voted against that proposal.

In connection with the Closing, 1347 Capital paid to the holders of membership interests and options to acquire membership interests of Limbach Holdings consideration comprised of (a) $33 million in cash, (b) 2,200,005 shares of Company common stock, (c) 1,000,006 warrants, each exercisable for one share of Company common stock at an exercise price of $11.50 per share, and (d) 666,670 warrants, each exercisable for one share of Company common stock at an exercise price of $12.50 per share. In addition, pursuant to the terms of the Merger Agreement, the Company issued and sold to 1347 Investors LLC (the “Sponsor”) 400,000 newly issued shares of Class A preferred stock (the “Preferred Stock”) for $10,000,000.

The Company redeemed a total of 2,800,000 shares of its common stock pursuant to the terms of the Company’s previous amended and restated certificate of incorporation, resulting in a total payment to redeeming stockholders of $28,000,000.

Upon the Closing, there were:

•	6,327,800 shares of capital stock of the Company issued and outstanding, consisting of: (i) 5,927,800 shares of common stock, par value $0.0001 per share, and (ii) 400,000 shares of Class A preferred stock, par value $0.0001 per share; and

•	warrants exercisable for 7,064,676 shares of common stock, consisting of: (i) 4,600,000 warrants, each exercisable for one-half of one share common stock at an exercise price of $5.75 per half share ($11.50 per whole share); (ii) 198,000 warrants, each exercisable for one-half of one share of common stock at an exercise price of $5.75 per half share ($11.50 per whole share); (iii) 600,000 warrants, each exercisable for one share of common stock at an exercise price of $15.00 per share; (iv) 1,000,006 warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share; and (v) 666,670 warrants, each exercisable for one share of common stock at an exercise price of $12.50 per share.

Upon the Closing, the Company had total cash and cash equivalents of approximately $3.3 million, before payment of financial advisory fees and other fees and expenses associated with the Business Combination of approximately $2.5 million in the aggregate.

Prior to the Closing, the Company was a shell company with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. The following information is provided about the business and securities of the post-Closing combined company reflecting the consummation of the Business Combination.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company makes forward-looking statements in this Current Report on Form 8-K and the documents incorporated by reference herein. These forward-looking statements relate to outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on business, results of operations or financial condition. Specifically, forward-looking statements may include statements relating to:

•	the benefits of the Business Combination;

•	the future financial performance of the Company following the Business Combination;

•	changes in the markets in which the Company competes;

•	expansion plans and opportunities; and

•	other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available to the Company as of the date of this report, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the risk that the Business Combination disrupts current plans and operations of the Company;

•	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the business to grow and manage growth profitably;

•	costs related to the Business Combination;

•	the outcome of any legal proceedings that have been or may be instituted against the Company;

•	changes in applicable laws or regulations;

•	the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and

•	other risks and uncertainties set forth in the Prospectus in the section entitled “Risk Factors” beginning on page 26, which are incorporated herein by reference.

Business

The business of 1347 Capital prior to the Business Combination is described in the Prospectus in the section entitled “Information about 1347 Capital” beginning on page 116, which is incorporated herein by reference. The business of Limbach Holdings is described in the Prospectus in the section entitled “Information about Limbach” beginning on page 128, which is incorporated herein by reference.

Risk Factors

The risks associated with the businesses of 1347 Capital and Limbach Holdings are described in the Prospectus in the section entitled “Risk Factors” beginning on page 26, which is incorporated herein by reference.

Selected Financial Information

1347 Capital

Selected financial information and management’s discussion and analysis of financial condition and results of operations of 1347 Capital are set forth in the Prospectus in the sections entitled “Summary Historical Financial and other Data of 1347 Capital” and “1347 Capital Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 21 and 145, respectively, which are incorporated herein by reference.

Limbach Holdings

Selected financial information and management’s discussion and analysis of financial condition and results of operations of Limbach Holdings are set forth in the Prospectus in the sections entitled “Summary Historical Financial Data of Limbach” and “Limbach Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 22 and 151, respectively, which are incorporated herein by reference.

Pro Forma Financial Information

Pro forma financial information for the Company is set forth in the Prospectus in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 183, which is incorporated herein by reference.

Properties

The Company’s principal executive office is located at 31 – 35th Street, Pittsburgh, Pennsylvania 15201. Limbach Holding’s facilities are described in the Prospectus in the section entitled “Information about Limbach” beginning on page 128, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding beneficial ownership of shares of common stock of the Company as of the Closing by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of common stock of the Company;

•	each of the Company’s executive officers and directors; and

•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Beneficial ownership of common stock of the Company is based on 5,927,800 shares of common stock of the Company issued and outstanding as of the Closing Date.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock	Percent of Outstanding Common Stock
FdG HVAC LLC(2) 499 Park Avenue, 26th Floor New York, New York 10022	3,066,562(4)	42.3%
1347 Investors LLC(3) 150 Pierce Road, 6th Floor Itasca, Illinois 60143	4,066,313(5)	54.9%
David S. Gellman	3,066,562(6)	42.3%
Larry G. Swets, Jr.	4,076,313(7)	55.1%
Charles A. Bacon III	383,322(8)	6.3%
Gordon G. Pratt	10,000	*
John T. Jordan	100	*
Norbert W. Young	19,171(9)	*
S. Matthew Katz	—	—
Kristopher Thorne	191,762(10)	3.2%
All executive officers and directors as a group (8 individuals)	7,747,230	86.0%

_________________________

* Less than 1%

(1)	Unless otherwise indicated, the business address of each of the individuals is 31 – 35th Street, Pittsburgh, Pennsylvania 15201.
(2)	Represents one hundred percent of the securities held by FdG HVAC LLC. The managing member of FdG HVAC LLC is FdG Capital Partners, LLC. Mr. Gellman is the sole member of the investment committee of the managing member of FdG Capital Partners, LLC, and therefore, may be deemed to share beneficial ownership of the securities held by FdG HVAC LLC.
(3)	Represents one hundred percent of the securities held by 1347 Investors LLC, 1347 Capital’s sponsor. The managers of 1347 Investors LLC are Larry G. Swets and D. Kyle Cerminara, and acting by unanimous consent they exercise voting and dispositive control over the securities held by 1347 Investors LLC. Accordingly, they may be deemed to share beneficial ownership of such securities.

(4)	Represents (i) 1,743,810 shares of common stock, (ii) 529,101 warrants, each exercisable for one share of common stock at an exercise price of $12.50 per share and (iii) 793,651 warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share.
(5)	Represents (i) 2,566,314 shares of common stock, (ii) 699,999 shares of common stock issuable upon the exercise of certain outstanding warrants and (iii) 800,000 shares of common stock issuable upon conversion of Preferred Stock.
(6)	Represents securities held by FdG HVAC LLC, over which Mr. Gellman may be deemed to share beneficial ownership for the reasons set forth in note 2 above.
(7)	Represents securities held by 1347 Investors LLC, 1347 Capital’s sponsor, as well as shares held individually by Mr. Swets.
(8)	Represents (i) 217,977 shares of common stock, (ii) 66,138 warrants, each exercisable for one share of common stock at an exercise price of $12.50 per share and (iii) 99,207 warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share.
(9)	Represents (i) 10,900 shares of common stock, (ii) 3,308 warrants, each exercisable for one share of common stock at an exercise price of $12.50 per share and (iii) 4,963 warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share.
(10)	Represents 100 shares of common stock held directly by Mr. Thorne, as well as (i) 108,989 shares of common stock, (ii) 33,069 warrants, each exercisable for one share of common stock at an exercise price of $12.50 per share and (iii) 49,604 warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share, held by Limbach Management Holding Company, LLC. Mr. Thorne owns an equity interest in Limbach Management Holding Company, LLC and may therefore be deemed to share beneficial ownership of the securities held by it.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately after the consummation of the Business Combination is set forth in the Prospectus in the section entitled “Management After the Business Combination” beginning on page 172, which is incorporated herein by reference.

On July 19, 2016, Charles A. Bacon, III, David S. Gellman and Larry G. Swets, Jr. were elected by the Company’s stockholders to serve as Class A directors, with terms expiring at the Company’s annual meeting of stockholders in 2017, Norbert W. Young was elected by the Company’s stockholders to serve as a Class B director, with a term expiring at the annual meeting of stockholders in 2018, and S. Matthew Katz and Gordon G. Pratt were elected by the Company’s stockholders to serve as Class C directors, with terms expiring at the annual meeting of stockholders in 2019.

On July 21, 2016, Messrs. Swets, Young and Katz were appointed by the Board of Directors of the Company (the “Board”) to serve on the Board’s Audit Committee with Mr. Swets to serve as its Chairman, Messrs. Gellman, Pratt and Young were appointed by the Board to serve on the Board’s Compensation Committee with Mr. Young to serve as its Chairman, and Messrs. Gellman, Swets and Bacon were appointed by the Board to serve on the Board’s Nominating and Corporate Governance Committee, with Mr. Gellman to serve as its Chairman.

Upon the Closing, Charles A. Bacon, III was appointed by the Board to serve as the Company’s President and Chief Executive Officer, John T. Jordan was appointed by the Board to serve as the Company’s Chief Financial Officer and Kristopher Thorne was appointed by the Board to serve as the Company’s Chief Operations Officer.

In connection with the Closing and pursuant to the terms of the Merger Agreement, Gordon G. Pratt and Hassan R. Baqar resigned from their respective positions of Chief Executive Officer and Chief Financial Officer, and Hassan R. Baqar, John T. Fitzgerald, Joshua Horowitz, Leo Christopher Saenger II and Thomas D. Sargent resigned from their positions as board members.

Director and Executive Officer Compensation

The compensation of the Company’s executive officers is generally described in the Prospectus in the section entitled “Management After the Business Combination—Director and Executive Officer Compensation” on page 177, which is incorporated herein by reference. The compensation of certain Limbach Holdings executive officers is set forth in the Prospectus in the section entitled “Information About Limbach—Executive Officer Compensation” beginning on page 139, which is incorporated herein by reference.

Concurrently with the signing of the Merger Agreement on March 23, 2016, the Company entered into an employment agreement with Charles A. Bacon, III (the “Employment Agreement”), to be effective upon consummation of the Business Combination and to expire on the third anniversary thereof unless extended or terminated pursuant to the terms of the Employment Agreement. The Employment Agreement provides for an annual base salary of $600,000, subject to annual increases as determined by the Board. Mr. Bacon will be entitled, upon achieving certain performance goals to be determined by the Board, to an annual bonus in an amount determined by the Board not to exceed 100% of Mr. Bacon’s base salary. Mr. Bacon is also expected to be entitled to receive severance benefits if his employment is terminated either by the Company without “Cause,” as defined in the Employment Agreement, or by Mr. Bacon with “Good Reason,” as defined in the Employment Agreement, subject to execution of a full release in favor of the Company and its subsidiaries. Upon termination of Mr. Bacon’s employment, Mr. Bacon may be entitled to certain payments and benefits, depending on the reason for his termination. In the event Mr. Bacon resigns with good reason or the Company terminates Mr. Bacon’s employment for reason other than cause, Mr. Bacon is entitled to receive (i) severance payments equal to continued payment of his base salary for the longer of one year or the period beginning on the date of termination through the third anniversary of the effective date, and (ii) a prorated portion of any cash bonus payment earned during that year, provided that Mr. Bacon signs and delivers to the Company, and does not revoke, a general release of claims in favor of the Company and certain related parties. In the event Mr. Bacon resigns his employment without good reason, or Mr. Bacon’s employment terminates as a result of his death or disability, Mr. Bacon is entitled to receive the Accrued Obligations (as defined below), provided however, that in the event of Mr. Bacon’s termination by the Company for cause, the Accrued Obligations will not include any unpaid annual cash bonus for the fiscal year preceding the termination year. The “Accrued Obligations” include the following: (i) all previously earned and accrued, but unpaid, base salary, for services rendered to the Company on or prior to the date on which the employment period ends; (ii) the annual cash bonus payable for any completed fiscal year, provided that such termination is not due to the Mr. Bacon’s resignation without good reason or by good faith resolution of the Board for cause; and (iii) certain other benefits contemplated by the agreement. The description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

On July 21, 2016, the Board adopted a compensation policy for non-employee directors. The non-employee director compensation policy is intended to fairly compensate each of our non-employee directors with cash compensation for the time and effort necessary to serve as a Board member. Our non-employee directors are entitled to receive annual cash compensation in the amount of $60,000 per calendar year for their services on the Board. Our Board Chair is entitled to receive an additional $20,000 per calendar year for his or her service as Chair. The Chair of the Audit Committee is entitled to receive an additional $10,000 per calendar year for his or her service as Chair of the Audit Committee.

Certain Relationships and Related Transactions

The description of certain relationships and related transactions is included in the Prospectus in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 178, which is incorporated herein by reference.

Reference is made to the disclosure set forth in Items 1.01, 2.01 and 5.03 of this Current Report on Form 8-K relating to the issuance and sale of the Preferred Stock to the Sponsor, all of which is incorporated herein by reference.

Independence of Directors

Messrs. Gellman, Swets, Katz and Young are each independent within the meaning of Nasdaq Rule 5605(a)(2).

Legal Proceedings

Reference is made to the disclosure set forth in the Prospectus in the sections entitled “Information About 1347 Capital—Legal Proceedings” beginning on page 120 and “Information About Limbach—Legal Proceedings” beginning on page 138, which are both incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information about the market price, number of stockholders and dividends for the Company’s securities is described in the Prospectus in the section entitled “Price Range of Securities and Dividends” beginning on page 221, which is incorporated herein by reference. As of the Closing, the Company had 30 holders of record of its common stock, 1 holder of record of its warrants and 1 holder of record of its Class A preferred stock.

The Company’s common stock and warrants are expected to trade on the OTCQB market under the symbols “LMB” and “LMBW,” respectively.

The closing price of the Company’s common stock as reported on OTCQB on July 25, 2016 was $8.39.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth in Items 1.01 and 3.02 of the Company’s Current Report on Form 8-K filed on March 29, 2016, and Items 1.01, 3.02 and 5.03 of this Current Report on Form 8-K, all of which is incorporated herein by reference. The shares of Preferred Stock that were issued in connection with the Merger Agreement were not registered under the Securities Act in reliance upon the registration requirements as provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Description of the Company’s Securities

Reference is made to the disclosure in the Prospectus in the section entitled “Description of 1347 Capital Securities” beginning on page 194, which is incorporated by reference herein.

The Company has authorized 101,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, $0.0001 par value per share, and 1,000,000 shares of preferred stock, par value $0.0001 per share.

As of the Closing, there were 6,327,800 shares of capital stock of the Company issued and outstanding, consisting of 5,927,800 shares of common stock and 400,000 shares of Class A preferred stock. As of the Closing Date, the Company had 30 holders of record of its common stock and 1 holder of record of its Class A preferred stock.

Indemnification of Directors and Officers

Information about the indemnification of the Company’s directors and officers is described in the Part II of Amendment No. 4 to 1347 Capital’s Registration Statement on Form S-4 (File No. 333-210772) filed with the SEC on June 10, 2016, which is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

Reference is made to the disclosure set forth under Items 2.01 and 9.01 of this Current Report on Form 8-K concerning the financial information of Limbach Holdings LLC, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 20, 2016, certain direct and indirect subsidiaries of the Company entered into financing arrangements with Fifth Third Bank, N.A. and Alcentra Capital Corporation.

Senior Credit Facility

On July 20, 2016, Company subsidiaries Limbach Holdings, Limbach Facility Services LLC (“Borrower”), Limbach Company LLC (“Limbach Company”), Limbach Company LP (“Limbach LP”), Harper Limbach LLC (“Harper”) and Harper Limbach Construction LLC (“Construction” and together with Limbach Holdings, Limbach Company, Limbach LP and Harper, the “Guarantors” and together with Borrower, the “Loan Parties”) entered into a Credit Agreement with Fifth Third Bank, as administrative agent and as a lender, the other institutions party thereto as lenders and the other loan parties party thereto, providing for a $25.0 million revolving credit facility of which $3,492,000 was drawn upon at the Closing, and a $24.0 million term loan facility (the “Credit Agreement”). The Credit Agreement also provides that up to $5.0 million may be drawn against the $25.0 million revolving credit facility for the issuances of letters of credit.

The term loans will mature and the revolving credit facility will terminate on July 20, 2021. The credit facilities are guaranteed by the Guarantors and are collateralized by substantially all of the Loan Parties’ respective assets.

Borrower may select from two interest rate options under the Credit Agreement: (i) Adjusted LIBOR (as defined therein) plus the applicable margin (“Eurodollar”), or (ii) base rate plus the applicable margin (“Base Rate”). Adjusted LIBOR is equal to the quotient of (a) LIBOR (as defined therein), divided by (b) one minus the Reserve Percentage (as defined therein). The base rate is the greatest of: (a) the “prime rate” (as announced by Fifth Third Bank on such day), (b) the federal funds rate (as announced by the Federal Reserve Bank of New York on such day) plus 0.50% and (c) the Adjusted LIBOR rate applicable to a Eurodollar loan with a 1 month interest period advanced on such day plus 1.00%. From July 20, 2016, through the last day of the fiscal quarter ending on or after September 30, 2016, during which financial statements for such fiscal quarter are delivered, the applicable margin with respect to a Base Rate loan is 2.75% per annum and with respect to a Eurodollar loan is 3.75% per annum.  After delivery of the financial statements for the fiscal quarter ending September 30, 2016, the applicable margin is based on the applicable Leverage Ratio (as defined in therein) then in effect, such that (i) if the Leverage Ratio is greater than or equal to 2.50 to 1.0, the applicable margin with respect to a Eurodollar loan is 4.00% per annum and with respect to a Base Rate loan is 3.00% per annum, (ii) if the Leverage Ratio is less than 2.50 to 1.0, but greater than or equal to 2.0 to 1.0, the applicable margin with respect to a Eurodollar loan is 3.75% per annum and with respect to a Base Rate loan is 2.75% per annum, (iii) if the Leverage Ratio is less than 2.0 to 1.0, but greater than or equal to 1.50 to 1.0, the applicable margin with respect to a Eurodollar loan is 3.50% per annum and with respect to a Base Rate loan is 2.50% per annum, and (iv) if the Leverage Ratio is less than 1.50 to 1.0, the applicable margin with respect to a Eurodollar loan is 3.25% per annum and with respect to a Base Rate loan is 2.25% per annum.

In addition to other fees, Borrower is required to pay a quarterly commitment fee at the rate per annum equal to 0.50% on the average daily unused portion of the revolving credit facility, and a letter of credit fee equal to that of the applicable margin for the Eurodollar loans described above.

The Credit Agreement includes restrictions on, among other things and subject to certain exceptions, the Loan Parties’ ability to incur additional indebtedness, pay dividends or make other distributions, redeem or purchase capital stock, make investments and loans and enter into certain transactions, including selling assets, engaging in mergers or acquisitions and entering into transactions with affiliates.

The Credit Agreement requires that the Loan Parties comply with certain financial performance covenants including with respect to total leverage, senior leverage, fixed charges and tangible net worth.

Mandatory prepayments are required upon the occurrence of certain events, including, among other things and subject to certain exceptions, equity issuances, a change of control of the Company or any Loan Party, certain debt issuances, assets sales and excess cash flow. Commencing with the fiscal year ending December 31, 2017, Borrower will be required to remit to the Lenders an amount equal to 50% of the excess cash flow (as defined in the Credit Agreement) of the Loan Parties, which percentage will be reduced based on the Senior Leverage Ratio (as defined therein). The Borrower may voluntarily prepay the loans at any time subject to the limitations set forth in the Credit Agreement.

The equity interests of the Loan Parties (other than Limbach Holdings) have been pledged as security for the obligations under the Credit Agreement. The Credit Agreement includes customary events of default, including, among other items, payment defaults, cross-defaults to other indebtedness, a change of control default (including with respect to the Company) and events of default with respect to certain material agreements. Additionally, with respect to the Company, an event of default occurs if the Company fails to apply for listing on the NASDAQ Capital Market within a specified period, or if the Company’s securities cease to registered with the SEC pursuant to Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). In case of an event of default, the administrative agent would be entitled to, among other things, accelerate payment of amounts due under the Credit Agreement, foreclose on the equity of the Loan Parties, and exercise all rights of a secured creditor on behalf of the lenders.

Mezzanine Credit Facility

Also on July 20, 2016, the Loan Parties entered into a Loan Agreement with Alcentra Capital Corporation, as agent and as a lender, and the other lenders from time to time party thereto, providing for a $13.0 million term loan, evidenced by an unsecured note subordinate to the Credit Agreement (the “Subordinated Loan Agreement”).

The loan will mature on July 20, 2022, and will bear interest at a rate of 16.00%, of which 13.00% is cash interest and 3.00% is payment-in-kind interest (“PIK”). Upon a Conversion Event (defined as a prepayment of more than 75% of the original principal of the loans, an acceleration, a Change of Control (as defined therein) or maturity), the Lenders may elect to receive, in satisfaction of all or a portion of the outstanding principal of the Loans which constitutes the PIK portion of the loan, the number of shares of Limbach Stock equal to the PIK portion of the loan divided by $10.00 per share (the “Conversion Shares”). The Lenders may further elect whether to be paid entirely in Limbach stock or to receive a cash payment equal to the PIK portion of the loan being converted plus shares of Limbach Stock determined by a formula equal to the Conversion Shares minus the Liquidation Shares (defined as the portion of the PIK portion of the loan being converted divided by the five day weighted trading average of a share of Limbach Stock for the five Business Days preceding the trigger date). Upon a Conversion Event, the lenders will have registration rights with respect to such shares, including one demand registration right and usual and customary “piggy-back” registration rights, pursuant to a registration rights agreement (the “Alcentra Registration Rights Agreement”).

Mandatory prepayments are required upon the occurrence of certain events, including, among other things and subject to certain exceptions, equity issuances, a change of control of the Company or any Loan Party, certain debt issuances and asset sales. Borrower may voluntarily prepay the loan at any time subject to a prepayment fee. If prepayment occurs prior to July 20, 2017, the prepayment fee will be 3.00% of the principal amount of the loan being prepaid plus all interest that would be due on the loan if the same had remained outstanding until July 20, 2017. After July 20, 2017 and prior to July 20, 2018, the prepayment fee is 3.00% of the principal amount of the loan being paid. After July 20, 2018, there is no prepayment fee.

The foregoing summary is qualified in its entirety by reference to the Credit Agreement, the Subordinated Loan Agreement and the Alcentra Registration Rights Agreement, each dated July 20, 2016, and attached hereto as Exhibits 10.3, 10.6, and 10.8, respectively and each incorporated herein by reference.

Item 3.02 Unregistered Sale of Securities.

Reference is made to the disclosure set forth in Items 1.01 and 3.02 of the Company’s Current Report on Form 8-K filed on March 29, 2016, and Items 1.01, 2.01 and 5.03 of this Current Report on Form 8-K, all of which is incorporated herein by reference. The shares of Preferred Stock that were issued in connection with the Merger Agreement were not registered under the Securities Act in reliance upon the registration requirements as provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03 Material Modification to Rights of Security Holders.

On July 20, 2016, the Company filed a Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Second Amended and Restated Certificate of Incorporation and the general effect upon the rights of holders of the Company’s capital stock are included in the Prospectus under the section entitled “Proposals No. 2A – 2J — The Certificate Proposals” beginning on page 98, which is incorporated herein by reference. A copy of the Second Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

Reference is made to the disclosure provided under Items 1.01 and 2.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reference is made to the disclosure set forth in Item 2.01 under the subheading “Directors and Executive Officers,” which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 20, 2016, the Company filed a Certificate of Designation with the Secretary of State of the State of Delaware to authorize the designation and issuance of 400,000 shares of Preferred Stock at $25 per share (the “Certificate of Designation”). The Certificate of Designation became effective that same day. The rights, preferences and privileges of the Preferred Stock are as follows:

Ranking. The Preferred Stock ranks senior to all classes and series of the Company’s outstanding capital stock.

Future Issuances. The Company may not issue any other shares of capital stock that rank senior or pari passu to the Preferred Stock while the Preferred Stock is outstanding, unless 30% of the proceeds from such issuance are used to redeem Preferred Stock.

Dividends. The holders of Preferred Stock will, in priority to any other class or series of capital stock, be entitled to receive, as and when declared by the Board, fixed, cumulative, preferential dividends at a rate of: (i) 8% per annum in years one through three from issuance, (ii) 10% per annum in years four through five from issuance, and (iii) 12% per annum thereafter, payable in equal quarterly installments. Dividends on outstanding Preferred Stock will accrue from day to day from the date of issuance of the Preferred Stock. No dividends may be made in excess of the accrued and unpaid preferred yield in respect of such Preferred Stock.

Restrictions on Payments. For so long as the Preferred Stock are outstanding, the Company will not repurchase, redeem or retire any shares of its capital stock other than the Preferred Stock. The Company will have no restriction on payments made in regards to its outstanding debt securities or repurchases of stock from former employees, officers, directors, consultants or other persons who performed services for the Company or any subsidiary in connection with the cessation of such employment or service at the lower of the original purchase price or the then-current fair market value thereof.

Liquidation. In the event of the liquidation, dissolution or winding-up of the Company, the holders of Preferred Stock will be entitled to receive $25.00 per share of Preferred Stock, plus accrued but unpaid dividends thereon, whether declared or not, before any amount will be paid or any assets distributed to holders of shares of the Company ranking junior as to the return of capital to the Preferred Stock. After payment to the holders of Preferred Stock of the amounts so payable to them, such holders will not be entitled to share in any further payment in respect of the distribution of the assets of the Company.

Mandatory Redemption. The Company will redeem all outstanding Preferred Stock on the six year anniversary from the date of issuance for the price of $25.00 per share of Preferred Stock (as may be adjusted for any stock splits, reverse stock splits or similar transactions), plus accrued but unpaid dividends thereon, whether or not declared, up to and including the date specified for redemption.

Voting. The holders of Preferred Stock will not be entitled to receive notice of, or to attend, any meeting of shareholders of the Company and will not be entitled to vote at any such meeting.

Conversion. Each share of Preferred Stock may be converted (at the holder’s election) into 2.00 shares of common stock (as may be adjusted for any stock splits, reverse stock splits or similar transactions), representing a conversion price of $12.50 per share of common stock; provided, that such conversion is in compliance with the Company’s listing requirements with NASDAQ, if its shares are listed at such time.

Anti-Dilution. The number of shares of Common Stock into which the Preferred Stock will be convertible will be subject to corporate structural anti-dilution (and not price protection anti-dilution) adjustments, including adjustments in the event of certain stock dividends, subdivisions and consolidations, rights offerings, special distributions, capital reorganizations and reclassifications of shares of Common Stock by the Company; provided, however, there will not be any adjustment in connection with (i) securities issuable upon conversion of any of the Preferred Stock, or as a dividend or distribution on the Preferred Stock; (ii) securities issued upon the conversion of any debenture, warrant, option, or other convertible security outstanding as of the Closing Date; (iii) shares of the Common Stock issued to EarlyBirdCapital, Inc. pursuant to that certain Letter Agreement, dated as of March 22, 2016, between 1347 Capital and EarlyBirdCapital, Inc.; (iv) shares of common stock (or options to purchase such shares of the common stock) issued or issuable to employees, directors or consultants of the Company pursuant to any equity incentive plan approved by the Board; (v) shares of common stock issued or issuable to banks, equipment lessors pursuant to a debt financing, equipment leasing or real property leasing transaction approved by the Board; and (vi) shares of common stock issued or issuable for consideration other than cash pursuant to a business combination, strategic partnership or joint venture transaction approved by the Board.

Registration Rights. The Preferred Stock and the shares of common stock that may be issued upon conversion of the Preferred Stock are covered by the Registration Rights Agreement and will be included in any registration statement filed by the Company pursuant thereto.

The foregoing summary of the terms of the Preferred Stock is not intended to be complete and is qualified in its entirety by reference to the text of the Certificate of Designation, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an initial business combination as required by 1347 Capital’s amended and restated certificate of incorporation, the Company ceased to be a shell company as of the Closing Date. The material terms of the Business Combination are described in the Prospectus in the sections entitled “The Business Combination” beginning on page 62 and “The Merger Agreement” beginning on page 80, both of which we incorporate herein by reference.

Item 9.01 Financial Statements and Exhibits.

The financial statements of 1347 Capital and Limbach Holdings included in the Prospectus beginning on pages F-1 and F-27, respectively, and the Unaudited Pro Forma Condensed Combined Financial Statements of the Company included in the Prospectus beginning on page 183 are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated March 23, 2016, by and among Limbach Holdings LLC, 1347 Capital Corp., FdG HVAC LLC, as amended by and FdG HVAC LLC. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 1-36541), filed with the SEC on March 29, 2016).
2.2*	Amendment No. 1 to Agreement and Plan of Merger, dated July 11, 2016, by and among 1347 Capital Corp., Limbach Holdings LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 1-36541), filed with the SEC on July 13, 2016).
2.3*	Amendment No. 2 to Agreement and Plan of Merger, dated July 11, 2016, by and among 1347 Capital Corp., Limbach Holdings LLC and FdG HVAC LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 1-36541), filed with the SEC on July 18, 2016).
3.1	Second Amended and Restated Certificate of Incorporation.
3.2	Certificate of Designation of Class A Preferred Stock.
3.3	Bylaws (incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form S-1 (file No. 333-195695), filed with the SEC on June 30, 2014).
4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-195695), filed with the SEC on June 27, 2014).
4.2	Warrant Agreement, dated as of July 15, 2014, by and between Continental Stock Transfer & Trust Company and 1347 Capital Corp. (incorporated by reference to Exhibit 4.1 to 1347 Capital Corp’s Current Report on Form 8-K (File No. 1-36541), filed with the SEC on July 21, 2014).
4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.4 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-195695), filed with the SEC on June 27, 2014).
10.1	Amended and Restated Registration Rights Agreement, dated as of July 20, 2016, by and among the Company and the parties named on the signature pages thereto.
10.2	Employment Agreement, dated as of March 23, 2016, by and between 1347 Capital Corp. and Charles A. Bacon, III (incorporated by reference to Exhibit 10.2 to 1347 Capital Corp.’s Current Report on Form 8-K (File No. 1-36541), filed with the SEC on March 29, 2016).
10.3	Credit Agreement, dated as of July 20, 2016, by and among Limbach Facility Services LLC, the Company, the guarantors from time to time party thereto, the lenders from time to time party thereto, Fifth Third Bank, The PrivateBank and Trust Company and Wheaton Bank & Trust Company, a subsidiary of Wintrust Financial Corp.
10.4	Security Agreement, dated as of July 20, 2016, by and among Limbach Facility Services LLC, the Company, the other debtors party thereto and Fifth Third Bank.
10.5	Copyright Collateral Agreement, dated as of July 20, 2016, by and between the Company and Fifth Third Bank.
10.6	Loan Agreement, dated as of July 20, 2016, by and among Limbach Facility Services LLC, the Company, the guarantors from time to time party thereto, the lenders from time to time party thereto and Alcentra Capital Corporation.
10.7	Subordination and Intercreditor Agreement, dated as of July 20, 2016, by and between Fifth Third Bank and Alcentra Capital Corporation.
10.8	Registration Rights Agreement, dated as of July 20, 2016, by and between the Company and Alcentra Capital Corporation.
10.9	Note issued by Limbach Facility Services LLC to Alcentra Capital Corporation, dated July 20, 2016.
10.10	Stockholder Lockup Agreement, dated as of July 20, 2016, by and between the Company and Charles A. Bacon, III.
10.11	Stockholder Lockup Agreement, dated as of July 20, 2016, by and between the Company and FdG HVAC LLC.
10.12	Non-Employee Director Compensation Policy.
21.1	List of Subsidiaries

*	The exhibits to this Exhibit have been omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally copies of such omitted exhibits to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, INC.

	By:	/s/ John T. Jordan, Jr.
Name: John T. Jordan, Jr.
Title: Chief Financial Officer

Dated: July 26, 2016

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated March 23, 2016, by and among Limbach Holdings LLC, 1347 Capital Corp., FdG HVAC LLC, as amended by and FdG HVAC LLC. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 1-36541), filed with the SEC on March 29, 2016).
2.2*	Amendment No. 1 to Agreement and Plan of Merger, dated July 11, 2016, by and among 1347 Capital Corp., Limbach Holdings LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 1-36541), filed with the SEC on July 13, 2016).
2.3*	Amendment No. 2 to Agreement and Plan of Merger, dated July 11, 2016, by and among 1347 Capital Corp., Limbach Holdings LLC and FdG HVAC LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 1-36541), filed with the SEC on July 18, 2016).
3.1	Second Amended and Restated Certificate of Incorporation.
3.2	Certificate of Designation of Class A Preferred Stock.
3.3	Bylaws (incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form S-1 (file No. 333-195695), filed with the SEC on June 30, 2014).
4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-195695), filed with the SEC on June 27, 2014).
4.2	Warrant Agreement, dated as of July 15, 2014, by and between Continental Stock Transfer & Trust Company and 1347 Capital Corp. (incorporated by reference to Exhibit 4.1 to 1347 Capital Corp’s Current Report on Form 8-K (File No. 1-36541), filed with the SEC on July 21, 2014).
4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.4 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-195695), filed with the SEC on June 27, 2014).
10.1	Amended and Restated Registration Rights Agreement, dated as of July 20, 2016, by and among the Company and the parties named on the signature pages thereto.
10.2	Employment Agreement, dated as of March 23, 2016, by and between 1347 Capital Corp. and Charles A. Bacon, III (incorporated by reference to Exhibit 10.2 to 1347 Capital Corp.’s Current Report on Form 8-K (File No. 1-36541), filed with the SEC on March 29, 2016).
10.3	Credit Agreement, dated as of July 20, 2016, by and among Limbach Facility Services LLC, the Company, the guarantors from time to time party thereto, the lenders from time to time party thereto, Fifth Third Bank, The PrivateBank and Trust Company and Wheaton Bank & Trust Company, a subsidiary of Wintrust Financial Corp.
10.4	Security Agreement, dated as of July 20, 2016, by and among Limbach Facility Services LLC, the Company, the other debtors party thereto and Fifth Third Bank.
10.5	Copyright Collateral Agreement, dated as of July 20, 2016, by and between the Company and Fifth Third Bank.
10.6	Loan Agreement, dated as of July 20, 2016, by and among Limbach Facility Services LLC, the Company, the guarantors from time to time party thereto, the lenders from time to time party thereto and Alcentra Capital Corporation.
10.7	Subordination and Intercreditor Agreement, dated as of July 20, 2016, by and between Fifth Third Bank and Alcentra Capital Corporation.
10.8	Registration Rights Agreement, dated as of July 20, 2016, by and between the Company and Alcentra Capital Corporation.
10.9	Note issued by Limbach Facility Services LLC to Alcentra Capital Corporation, dated July 20, 2016.
10.10	Stockholder Lockup Agreement, dated as of July 20, 2016, by and between the Company and Charles A. Bacon, III.
10.11	Stockholder Lockup Agreement, dated as of July 20, 2016, by and between the Company and FdG HVAC LLC.
10.12	Non-Employee Director Compensation Policy.
21.1	List of Subsidiaries

*	The exhibits to these Exhibit have been omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally copies of such omitted exhibits to the SEC upon request.